UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2009

The Advisory Board Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-33283	52-1468699
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2445 M Street, NW, Washington, District of Columbia		20037
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-266-5600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 5, 2009, The Advisory Board Company (the "Company") issued a press release regarding its financial results for the fourth fiscal quarter ended March 31, 2009. A copy of the Company's press release is attached as exhibit 99.1 and is incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 30, 2009, Marc N. Casper, a member of the Board of Directors of The Advisory Board Company (the "Company"), informed the Board that he will not stand for re-election to the Board when his term expires at the Company’s next annual meeting of stockholders.

Item 7.01 Regulation FD Disclosure.

Item 2.02 is incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an exhibit to this report

99.1 Press release issed May 5, 2009 by the Advisory Board Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Advisory Board Company

May 5, 2009	By:	/s/ Michael T. Kirshbaum

Name: Michael T. Kirshbaum
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Advisory Board Company's earnings release for the 4th quarter of the fiscal year ending March 31, 2009